Reverse Merger with Bioblast Pharma Ltd (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Notes To Financial Statements [Abstract]
Cash and cash equivalents	$ 44
Prepaid expenses and other receivables	632
Cash held with respect to CVR Agreement	1,500
Receivables for the sale of Trehalose	2,000
Trade payables	(10)
Due to CVR Holders	(3,500)
Other current liabilities	(22)
Total	$ 644